    NEVADA GOLD & CASINOS ANNOUNCES FOURTH QUARTER AND FISCAL 2004 FINANCIAL
                                    RESULTS

HOUSTON, June 17, 2004 (BUSINESS WIRE) -- Nevada Gold & Casinos, Inc. (Amex:UWN) today announced financial results for the fourth quarter and fiscal year ended March 31, 2004.

Financial highlights for the fourth quarter ended March 31, 2004, compared to the prior year period included:

      -- Revenues increased 212.8% to $3.7 million

      -- Equity in earnings from Isle of Capri-Black Hawk, LLC (IC-BH) increased 3.3% to $2.2 million

      -- Net income increased 49.9% to $1.9 million

      -- Diluted earnings per share increased 30% to $0.13

Financial highlights for fiscal 2004, compared to the prior year period included:

      -- Revenues increased 242.3% to $14.0 million

      -- Equity in earnings from Isle of Capri-Black Hawk, LLC (IC-BH) increased 7.7% to $10.2 million

      -- Net income increased 34.7% to $7.8 million

      -- Diluted earnings per share increased 21.7% to $0.56.

H. Thomas Winn, chairman, president & CEO of Nevada Gold & Casinos, commented, "Our fiscal 2004 results displayed the continued progress we are making signing new projects, getting them financed and ultimately, having them contribute to our financial results and shareholder value. At the start of fiscal 2004 we had one project contributing to earnings - Isle of Capri-Black Hawk, LLC - and today we have three. We expect to continue to build on this success in the future as our pipeline of opportunities is stronger than ever."

Financial Results for the Fourth Quarter ended March 31, 2004

For the fourth quarter of fiscal 2004, revenues increased 212.8% to $3.7 million compared to $1.2 million in the fourth quarter of fiscal 2003. The Company's equity in earnings from Isle of Capri-Black Hawk (IC-BH), the company's joint venture with Isle of Capri Casinos, rose 3.3% to $2.2 million in the fourth quarter of fiscal 2004. Isle of Capri Black Hawk's fourth quarter adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"), increased 7%, to $11 million compared to $10.2 million in the prior year period. A reconciliation of Adjusted EBITDA to operating income is provided in the attached financial statements.

Net income for the fourth quarter increased 49.9% to $1.9 million compared to $1.3 million in the fourth quarter of fiscal 2003. Net income per diluted common share increased 30% to $0.13 from $0.10 last year.

Financial Results for the Fiscal Year ended March 31, 2004

For fiscal 2004, revenues increased 242.3% to $14.0 million compared to $4.1 million in fiscal 2003. The Company's equity in earnings from Isle of Capri-Black Hawk (IC-BH), the company's joint venture with Isle of Capri Casinos, rose 7.7% to $10.2 million from $9.5 million in the prior year period. Isle of Capri Black Hawk's 2004 Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"), increased 29.4% to $50.3 million compared to $38.9 million in the prior year. A reconciliation of Adjusted EBITDA to operating income is provided in the attached financial statements.

Net income for fiscal 2004 increased 34.7% to $7.8 million compared to $5.8 million in the fiscal 2003. Net income per diluted common share increased 21.7% to $0.56, from $0.46 last year.

About Nevada Gold

Nevada Gold & Casinos, Inc. of Houston is a developer of gaming properties, and has real estate interests in Colorado, California, and Nevada. UWN owns a 43% interest in The Isle of Capri-Black Hawk LLC, which owns Isle of Capri Casino, a 237-room hotel/casino and Colorado Central Station Casino (both located in Black Hawk, Colorado, about 35 miles west of Denver) and Colorado Grande Casino, located in Cripple Creek, Colorado. The LLC is a joint venture with Isle of Capri Casinos, Inc. (Nasdaq: ISLE). UWN has 69% ownership of Dry Creek Casino, LLC, which is assisting the Dry Creek Rancheria Band of Pomo Indians with their River Rock Casino, Alexander Valley, Sonoma County, California (about 75 miles north of San Francisco in the California wine country). UWN has 51% ownership of Route 66 Casinos, LLC, which has the exclusive right to lease gaming equipment to the Pueblo of Laguna in their Route 66 Casino 11 miles west of Albuquerque, New Mexico. UWN has entered into a contract to develop and manage a casino for the Muscogee (Creek) Nation in Tulsa, Oklahoma. For more information, visit www.nevadagold.com.

Forward-Looking Statements

This release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. Forward-looking statements include, without limitation, statements made regarding the future success of the Creek Nation Casino and statements made regarding the completion of the construction and the opening of the facility on a timely basis. These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission.

                           NEVADA GOLD & CASINOS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                               Three Months Ended March 31,
                                                               ----------------------------
                                                                   2004            2003
                                                               ------------    ------------
REVENUES
Gaming Assets Participations:
           Dry Creek Casino, L.L.C.                            $  1,066,110    $          -
           Route 66 Casinos, L.L.C                                2,198,142         145,516
Other income:
           Interest income                                          455,022       1,022,416
           Royalty income                                            16,903          13,500
           Miscellaneous income                                           -          13,120
                                                               ------------    ------------

TOTAL REVENUES                                                    3,736,177       1,194,552
                                                               ------------    ------------

EXPENSES
General and administrative                                          155,416         118,370
Interest expense                                                    242,087         768,917
Salaries                                                            184,590         229,648
Legal and professional fees                                         398,190         152,491
Amortization of deferred loan issue cost                             27,703          52,407
Write-off of capitalized development costs                          221,953               -
Other                                                                15,704          16,329
Route 66 Casinos, L.L.C. expense                                  1,351,857          94,586
                                                               ------------    ------------

TOTAL EXPENSES                                                    2,597,500       1,432,748
                                                               ------------    ------------

EQUITY IN EARNINGS OF ISLE OF CAPRI BLACK HAWK                    2,227,028       2,155,074

MINORITY INTERESTS
Dry Creek Casino L.L.C.                                            (165,618)         20,153
Route 66 Casinos, L.L.C.                                           (414,679)        (24,956)
                                                               ------------    ------------

Net income before income tax provision                            2,785,408       1,912,075

Federal income tax provision                                        855,076         624,095
                                                               ------------    ------------
Net Income                                                     $  1,930,332    $  1,287,980
                                                               ============    ============

PER SHARE INFORMATION
Net income                                                     $  1,930,332    $  1,287,980

Net income available to common shareholders                    $  1,930,332    $  1,287,980

Net income per common share - basic                            $       0.16    $       0.12
                                                               ============    ============

Net income per common share - diluted                          $       0.13    $       0.10
                                                               ============    ============

Basic weighted average number of common shares outstanding       12,058,359      10,969,287
                                                               ============    ============

Diluted weighted average number of common shares outstanding     15,179,574      12,882,450
                                                               ============    ============

                           NEVADA GOLD & CASINOS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                               Fiscal Year Ended March 31,
                                                               ----------------------------
                                                                   2004            2003
                                                               ------------    ------------
REVENUES
Gaming Assets Participations:
           Dry Creek Casino, L.L.C.                               3,643,037               -
           Route 66 Casinos, L.L.C                                5,416,041         493,615
Other income:
           Interest income                                        4,803,981       2,892,638
           Royalty income                                            62,439          50,000
           Lease income                                                   -           3,500
           Gain on land sale                                              -         589,916
           Miscellaneous income                                      34,975          48,826
                                                               ------------    ------------

TOTAL REVENUES                                                   13,960,473       4,078,495
                                                               ------------    ------------

EXPENSES
General and administrative                                          822,444         503,845
Interest expense                                                  2,822,592       2,201,685
Salaries                                                          1,078,008         920,175
Legal and professional fees                                       1,480,227         682,391
Amortization of deferred loan issue cost                            992,005         176,456
Write-off of capitalized development costs                          245,356         238,437
Other                                                               135,377         110,997
Route 66 Casinos, L.L.C. expense                                  3,321,472         322,489
                                                               ------------    ------------
TOTAL EXPENSES                                                   10,897,481       5,156,475
                                                               ------------    ------------

EQUITY IN EARNINGS OF ISLE OF CAPRI BLACK HAWK                   10,175,236       9,450,807

MINORITY INTERESTS
Dry Creek Casino L.L.C.                                            (561,698)        (53,323)
Route 66 Casinos, L.L.C.                                         (1,026,339)        (83,852)
                                                               ------------    ------------

Net income before income tax provision                           11,650,191       8,235,652

Income tax provision                                              3,827,395       2,426,865
                                                               ------------    ------------

Net Income                                                     $  7,822,796    $  5,808,787
                                                               ============    ============

PER SHARE INFORMATION
Net income                                                     $  7,822,796    $  5,808,787

Net income available to common shareholders                    $  7,822,796    $  5,808,787

Net income per common share - basic                            $       0.68    $       0.53
                                                               ============    ============

Net income per common share - diluted                          $       0.56    $       0.46
                                                               ============    ============

Basic weighted average number of common shares outstanding       11,534,889      10,969,287
                                                               ============    ============

Diluted weighted average number of common shares outstanding     14,701,010      12,953,797
                                                               ============    ============

                           ISLE OF CAPRI CASINOS, INC.
               COMPARATIVE FINANCIAL HIGHLIGHTS BY CASINO PROPERTY
                                 (IN THOUSANDS)

                                                                   THREE MONTHS ENDED
                                   ------------------------------------------------------------------------------------
                                                APRIL 25, 2004                              APRIL 27, 2003
                                   ---------------------------------------    -----------------------------------------
                                                                 ADJUSTED                                     ADJUSTED
                                   NET REVENUE     ADJUSTED       EBITDA      NET REVENUES    ADJUSTED        EBITDA
                                       (1)        EBITDA (2)   MARGIN % (2)        (1)       EBITDA (2)    MARGIN % (2)
                                   -----------   -----------   -----------    ------------   -----------   ------------
Black Hawk (3)                     $    25,655   $     9,467      36.9%       $     25,221   $     9,959       39.5%
Colorado Central Station (3) (4)         8,657         1,057      12.2%                910           221       24.3%
Colorado Grande (3) (4)                  1,706           430      25.2%                167            60       35.9%
                                   -----------   -----------      ----        ------------   -----------       ----
TOTAL                              $    36,018   $    10,954      30.4%       $     26,298   $    10,240       38.9%

                                                                    FISCAL YEAR ENDED
                                   ------------------------------------------------------------------------------------
                                                APRIL 25, 2004                              APRIL 27, 2003
                                   ---------------------------------------    -----------------------------------------
                                                                 ADJUSTED                                     ADJUSTED
                                   NET REVENUE     ADJUSTED       EBITDA      NET REVENUES    ADJUSTED        EBITDA
                                       (1)        EBITDA (2)   MARGIN % (2)        (1)       EBITDA (2)    MARGIN % (2)
                                   -----------   -----------   -----------    ------------   -----------   ------------
Black Hawk (3)                     $   106,356   $    39,886       37.5%      $   103,801    $    38,575       37.2%
Colorado Central Station (3) (4)        42,560         8,493       20.0%              910            221       24.3%
Colorado Grande (3) (4)                  7,701         1,918       24.9%              167             60       35.9%
                                   -----------   -----------       ----       -----------    -----------       ----
TOTAL                              $   156,617   $    50,297       32.1%      $   104,878    $    38,856       37.0%

                           ISLE OF CAPRI CASINOS, INC.
    RECONCILIATION OF OPERATING INCOME TO ADJUSTED EBITDA BY CASINO PROPERTY
                                 (IN THOUSANDS)

                                                   THREE MONTHS ENDED APRIL 25, 2004
                                   -----------------------------------------------------------------
                                                      DEPRECIATION &    ADJUSTED    OPERATING INCOME
                                   OPERATING INCOME    AMORTIZATION    EBITDA (2)     MARGIN % (5)
                                   ----------------   --------------   ----------   ----------------
Black Hawk (3)                         $  7,783          $  1,684       $  9,467         30.3%
Colorado Central Station (3) (4)            515               542          1,057          5.9%
Colorado Grande (3) (4)                     353                77            430         20.7%
                                       --------          --------       --------         ----
TOTAL                                  $  8,651          $  2,303       $ 10,954         24.0%

                                                   THREE MONTHS ENDED APRIL 27, 2003
                                   -----------------------------------------------------------------
                                                      DEPRECIATION &    ADJUSTED    OPERATING INCOME
                                   OPERATING INCOME    AMORTIZATION    EBITDA (2)     MARGIN % (5)
                                   ----------------   --------------   ----------   ----------------
Black Hawk (3)                         $  8,054          $  1,905      $    9,959        31.9%
Colorado Central Station (3) (4)            221                 -             221        24.3%
Colorado Grande (3) (4)                      60                 -              60        35.9%
                                       --------          --------      ----------        ----
TOTAL                                  $  8,335          $  1,905      $   10,240        23.1%

                           ISLE OF CAPRI CASINOS, INC.
    RECONCILIATION OF OPERATING INCOME TO ADJUSTED EBITDA BY CASINO PROPERTY
                                 (IN THOUSANDS)

                                                   FISCAL YEAR ENDED APRIL 25, 2004
                                   -----------------------------------------------------------------
                                                      DEPRECIATION &    ADJUSTED    OPERATING INCOME
                                   OPERATING INCOME    AMORTIZATION    EBITDA (2)     MARGIN % (5)
                                   ----------------   --------------   ----------   ----------------
Black Hawk (3)                         $  33,109         $  6,777      $   39,886        31.1%
Colorado Central Station (3) (4)           6,845            1,648           8,493        16.1%
Colorado Grande (3) (4)                    1,627              291           1,918        21.1%
                                       ---------         --------      ----------        ----
TOTAL                                  $  41,581         $  8,716      $   50,297        26.5%

                                                   FISCAL YEAR ENDED APRIL 27, 2003
                                   -----------------------------------------------------------------
                                                      DEPRECIATION &    ADJUSTED    OPERATING INCOME
                                   OPERATING INCOME    AMORTIZATION    EBITDA (2)     MARGIN % (5)
                                   ----------------   --------------   ----------   ----------------
Black Hawk (3)                         $ 32,720          $  5,855       $ 38,575         31.5%
Colorado Central Station (3) (4)            221                 -            221         24.3%
Colorado Grande (3) (4)                      60                 -             60         35.9%
                                       --------          --------       --------         ----
TOTAL                                  $ 33,001          $  5,855       $ 38,856         37.0%

(1) Net revenues are presented net of complimentaries, slot points expense and cash coupon redemptions.

(2) EBITDA is "earnings before interest, income taxes, depreciation and amortization." Adjusted EBITDA for each property was calculated by adding preopening expense, management fees and non-cash items to EBITDA. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is 1) a widely used measure of operating performance in the gaming industry, and 2) a principal basis for valuation of gaming companies. Management uses property level Adjusted EBITDA (Adjusted EBITDA before corporate expense) as the primary measure of the properties' performance. Adjusted EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance; or as an alternative to any other measure determined in accordance with accounting principles generally accepted in the United States. The properties have significant uses of cash flows, including capital expenditures, interest payments, taxes and debt principal repayment, which are not reflected in Adjusted EBITDA. Also, other gaming companies that report Adjusted EBITDA information may calculate Adjusted EBITDA in a different manner than the Company. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by net revenue. Reconciliations of operating income to Adjusted EBITDA are included in the financial schedules accompanying this release.

(3) The Adjusted EBITDA for the Isle-Black Hawk, the Colorado Central Station-Black Hawk and the Colorado Grande-Cripple Creek, does not include management fees. The following table shows management fees and Adjusted EBITDA inclusive of management fees for the three months and fiscal years ended April 25, 2004, and April 27, 2003:

                                              THREE MONTHS ENDED                FISCAL YEAR ENDED
                                       APRIL 25, 2004   APRIL 27, 2003   APRIL 25, 2004   APRIL 27, 2003
                                       --------------   --------------   --------------   --------------
                                                               (IN THOUSANDS)
MANAGEMENT FEES
Isle - Black Hawk                        $    1,245       $    1,642       $    4,889       $    5,146
Colorado Central Station                        339               43            1,902               43
Colorado Grande                                  99                8              382                8

ADJUSTED EBITDA WITH MANAGEMENT FEES
Isle - Black Hawk                        $    8,222       $    8,317       $   34,997       $   33,429
Colorado Central
Station                                         718              178            6,591              178
Colorado Grande                                 331               52            1,536               52

(4)   The Isle of Capri Casinos, Inc. acquired these properties on April 22,
      2003.

(5) Operating income margin was calculated by dividing operating income by net revenue.

                           NEVADA GOLD & CASINOS, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                                       MARCH 31,
                                                                              ----------------------------
                                                                                  2004            2003
                                                                              ------------    ------------
                                     ASSETS
CURRENT ASSETS
Cash and cash equivalents                                                     $  3,528,631    $  3,968,146
Notes receivable from affiliates, current portion                                1,200,000               -
Accounts receivable                                                              2,482,017         359,008
Income tax refund                                                                2,522,000               -
Other assets                                                                        79,272           2,125
                                                                              ------------    ------------
         TOTAL CURRENT ASSETS                                                    9,811,920       4,329,279
                                                                              ------------    ------------

Investment in:
  Isle of Capri Black Hawk                                                      15,708,324       8,633,782
  Dry Creek Casino, L.L.C.                                                       1,264,164         659,897
  Route 66 Casinos, L.L.C.                                                       1,285,323       1,290,199
  Gold Mountain Development, LLC                                                 3,342,207       3,065,281
  Sunrise Land and Mineral Corporation                                             371,750         371,750
  Goldfield Resources, Inc.                                                        480,812         480,812
Notes receivable from Dry Creek Rancheria                                       10,000,000      28,334,437
Notes receivable from affiliates                                                 3,839,586       6,150,552
Notes receivable - other                                                                 -       3,339,060
Deferred loan issue cost                                                            90,608         838,026
Other Assets                                                                     1,178,959         236,416
Furniture, fixtures and equipment, net of accumulated depreciation
  of $124,609 in 2004 and $130,653 in 2003                                          80,753          43,399
                                                                              ------------    ------------
                       TOTAL ASSETS                                           $ 47,454,406    $ 57,772,890
                                                                              ============    ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities                                      $  1,151,766    $    882,388
Accrued interest payable                                                                 -         314,829
Deferred tax liability                                                           2,868,771       2,384,425
Current portion of long-term debt                                                        -       1,932,072
                                                                              ------------    ------------
         TOTAL CURRENT LIABILITIES                                               4,020,537       5,513,714
                                                                              ------------    ------------

LONG-TERM DEBT
Deferred income                                                                    145,833       1,014,729
Notes payable, net of current portion                                           11,233,170      34,683,665
                                                                              ------------    ------------
         TOTAL LONG-TERM DEBT                                                   11,379,003      35,698,394
                                                                              ------------    ------------

         TOTAL LIABILITIES                                                      15,399,540      41,212,108
                                                                              ------------    ------------

MINORITY INTEREST
Dry Creek Casino, L.L.C.                                                           253,719         360,450
Route 66 Casinos, L.L.C.                                                         1,698,191         671,852

STOCKHOLDERS' EQUITY
Common stock, $0.12 par value, 20,000,000 shares authorized, 12,279,352
and 11,149,772 shares outstanding at March 31, 2004, and 2003, respectively      1,473,522       1,337,973
Additional paid in capital                                                      16,086,250       9,847,840
Retained earnings (accumulated deficit)                                         12,735,041       4,912,245
Accumulated other comprehensive loss                                              (191,857)       (569,578)
                                                                              ------------    ------------
         TOTAL STOCKHOLDERS' EQUITY                                             30,102,956      15,528,480
                                                                              ------------    ------------

                       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 47,454,406    $ 57,772,890
                                                                              ============    ============

      Contact:
      H. Thomas Winn, Chairman, President & CEO (713) 621-2245
      Christopher Domijan, CFO, (713) 621-2245
      Don Duffy or Tom Ryan, Integrated Corporate Relations (203) 222-9013